Exhibit 99.2

Ameris Bancorp 4 th Quarter 2016 & YTD Results Investor Presentation

This presentation contains certain performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . Management of Ameris Bancorp (the “Company”) uses these non - GAAP measures in its analysis of the Company’s performance . These measures are useful when evaluating the underlying performance and efficiency of the Company’s operations and balance sheet . The Company’s management believes that these non - GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period . The Company’s management believes that investors may use these non - GAAP financial measures to evaluate the Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance . These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . Tangible common equity and Tier 1 capital ratios are non - GAAP measures . The Company calculates the Tier 1 capital ratio using current call report instructions . The Company’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of the Company . These capital measures may, or may not be necessarily comparable to similar capital measures that may be presented by other companies . This presentation may contain statements that constitute “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward - looking statements, which speak only as of the dates which they were made . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Readers are cautioned that any such forward - looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward - looking statements as a result of various factors . Readers are cautioned not to place undue reliance on these forward - looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the Company’s results of operations and financial condition . Cautionary Statements

Earnings Summary – Operating Basis Quarter to Date Results Year to Date Results 4Q16 4Q15 Change YTD 16 YTD 15 Change Operating Earnings $ 21,926 $ 15,323 43% $ 79,982 $ 53,341 50% Earnings Per Share $ 0.62 $ 0.47 32% $ 2.30 $ 1.66 39% Return on Assets 1.33% 1.12% 18% 1.30% 1.11% 17% Return on TCE 17.04% 14.97% 13% 16.71% 13.66% 24% NIM (net of accretion) 3.73% 3.74% 1% 3.74% 3.85% - 3% Efficiency Ratio 59.97% 72.12% - 16% 62.65% 68.89% - 15% Net Overhead Ratio 1.84% 2.11% - 28% 1.68% 2.20% - 25%

4 Q 2016 Operating Highlights • Organic Loan Growth of $660.4 million, or 20.8% annualized • Operating efficiency ratio of 59.97% compared to 72.12% in 4Q 2015 • Total Revenue of $81.6 million, growth of 14.8% compared to 4Q 2015 • Legacy NPAs declined to 0.42% of total assets • Non - acquired NCOs of only 0.14% of loans • Net income contribution from lines of business increased to $4.1 million or 22.8% of net income. Standalone efficiency ratio of 58.1% • Growth in TBV per share by 14.0% over last twelve months

YTD 2016 Operating Highlights YTD 2016 YTD 2015 Asset Growth 1,303,091 1,551,863 Asset Growth Rate 23.32% 38.44% Organic Loan Growth 660,427 344,212 Organic Loan Growth Rate 20.78% 13.40% Total Revenue 325,172 263,699 Total Revenue Growth 24.53% 23.01% Core Operating Expenses 203,709 179,894 Core OPEX Growth 13.24% 25.55% Operating Efficiency 62.65% 71.80% Legacy NPAs / Assets 0.42% 0.59% Credit Related Costs 10,263 22,971 • Core Operating expenses exclude merger related charges and compliance charges.. • Operating efficiency ratio formula is Core Operating Expenses divided by Net Interest Income and Non - interest income

Total Revenue Reliable increases in revenue • Up 19% over same quarter in 2015 • YTD, higher by 29% Diversified between spread and non - interest income: • 66.3% of revenue is spread related • 4.1% of revenue is accretion income Organic Growth in Non - Interest Income • Non - interest income higher by 16% compared to 3Q 2015 • Represents 1.82% of total assets $53.6 $53.8 $59.3 $69.7 $68.9 $72.5 $79.7 $83.3 $80.3 $30.0 $45.0 $60.0 $75.0 $90.0 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 Total Quarterly Revenue (in millions)

Net Interest Margin $36.2 $38.6 $45.1 $46.5 $48.2 $51.3 $54.4 $56.1 4.05% 3.87% 3.81% 3.74% 3.80% 3.70% 3.75% 3.76% 3.00% 3.50% 4.00% 4.50% $20.0 $30.0 $40.0 $50.0 $60.0 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 Net Interest Income before Accretion (in millions)

2017 Outlook Growth • Looking to sustain our operating ratios as we continue to grow the balance sheet . • Margins are stable in the 3 . 75% - 3 . 80 % range (net of accretion) • Expect that higher rates will make us more competitive on the deposit side . Do not need higher rates to deliver on our earnings expectations . • Mortgage revenues should benefit from relationships with construction firms & brokers . Generally less than 15 % of business is refinance . Operating Performance • Expect to sustain current levels of organic growth in loans, especially given USPF and Equipment Finance Strategy • Will improve our deposit growth rates to better match growth in earning assets • Forecasting continued run - off in mortgage pools and do not anticipate additional purchases • Only 35 % of our 2017 budgeted loan growth is CRE • Expect Equipment Finance Division to originate approximately $ 200 mm - $ 250 mm . Consensus Estimates • Consensus estimates reflect 16% growth in operating EPS • 2017 consensus estimates are approximately $2.66 per share • Management comfortable with consensus estimates for 2017 and 2018.